UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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THE TAIWAN FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE TAIWAN FUND, INC.

225 Franklin Street, Boston, Massachusetts 02110
For questions about the Proxy Statement, please call (800) 636-9242

December 23, 2004

Dear Stockholder:

      Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held on Friday, January 28, 2005.

      The only matter on which you, as a stockholder of the Fund, are being asked to vote is the election of the Fund’s directors. The Board of Directors recommends that you vote in favor of the re-election of six of the Fund’s existing directors and the election of the three new nominees listed on the proxy card.

      YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.

      Thank you very much for your assistance.

Sincerely,

BENNY T. HU
President

THE TAIWAN FUND, INC.

Notice of Annual Meeting of Stockholders
January 28, 2005

To the Stockholders of THE TAIWAN FUND, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) will be held at the Ritz Carlton San Francisco, 600 Stockton Street, San Francisco, California 94108, on Friday, January 28, 2005 at 2:00 p.m., San Francisco time, for the following purposes:

(1)	To elect nine directors to serve for the ensuing year.

(2)	To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on December 10, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

      You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

By order of the Board of Directors

ADELINA LOUIE
Secretary

December 23, 2004

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the “Fund”) for use at the Annual Meeting of Stockholders, to be held at the Ritz Carlton San Francisco, 600 Stockton Street, San Francisco, California 94108, on Friday, January 28, 2005 at 2:00 p.m., San Francisco time, and at any adjournments thereof. The Fund’s investment adviser is HSBC Asset Management (Taiwan) Limited (the “Adviser”), 99 Tun Hwa South Road, Section 2, Taipei, Taiwan, ROC.

      The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is December 23, 2004. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund’s administrator, State Street Bank and Trust Company, at the Fund’s address at 225 Franklin Street, Boston, Massachusetts 02110) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum.

      The Board of Directors has fixed the close of business on December 10, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 16,365,572 shares of common stock.

      Management of the Fund knows of no business other than that mentioned in Proposal (1) of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2004 to any stockholder requesting such report. Requests for the annual report should be made in writing to The Taiwan Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110, Attention: Ann Carpenter, or by calling (800) 636-9242.

ELECTION OF DIRECTORS

      Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the nine nominees listed below as directors of the Fund to serve until the next Annual Meeting of Stockholders (expected to be held in January 2006), or until their successors are elected and qualified. Each of the nominees for director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a director, but if that should occur before the Annual Meeting for the Fund, proxy cards will be voted for such persons as the Board of Directors of the Fund may recommend.

Information Concerning Directors, Nominees and Officers

      The following table sets forth certain information concerning each of the directors, nominees as a director and officers of the Fund.

	Position(s)		Principal Occupation(s)	Other Directorships in
Name, Address,	Held with	Director	or Employment	Publicly-Held
and Age	Fund	Since	During Past Five Years	Companies or Funds

Independent Current Directors

Shao-Yu Wang (81)† Apt. 5H No. 56 Tun Hwa South Road, Section 2 Taipei, Taiwan, ROC	Chairman of the Board and Director	1986	Chairman of the Board of Trustees, Soochow University (1987- present); Chairman of the Board of Trustees, Min Chuan University, (1986-present); Chairman of the Board of Trustees, Fu-Dan High School (1986-present); Chairman, Evernew Biotech, Inc. (1985-present); Director, TSR Corp. (1985-present)	Director, America California Bank (2003- present).

David Dean (79) 8361 B. Greensboro Drive McLean, Virginia 22102	Director	1991	Senior Advisor, Chiang Ching-Kuo Foundation for International Scholarly Exchange (1990-present)	—

Lawrence J. Lau (58) Room 101, University Administration Building, The Chinese University of Hong Kong Shatin, New Territories Hong Kong, China	Director	1998	Vice Chancellor, The Chinese University of Hong Kong (July 2004-present); Kwoh-Ting Li Professor of Economic Development, Stanford University (September 1992-present); Director, Stanford Institute for Economic Policy Research at Stanford University (1997-1999)	Director, Media Partners International Holdings, Inc. (2001-2004).

	Position(s)		Principal Occupation(s)	Other Directorships in
Name, Address,	Held with	Director	or Employment	Publicly-Held
and Age	Fund	Since	During Past Five Years	Companies or Funds

Joe O. Rogers (56)† 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	Organizing Member, The Rogers Team LLC (July 2001-present); Manager, The J-Squared Team LLC (April 2003-May 2004); Executive Vice President, Business Development, Planet Portal Inc. (September 1999-May 2001)	Director and Member of the Audit Committee, The China Fund, Inc. (1992-present).
Jack C. Tang (77) Tristate Holdings Ltd. 66-72 Lei Muk Road Kwai Chung New Territories Hong Kong, China	Director	1989	Chairman Emeritus (June 2002-present), Honorary Chairman (April 2001-June 2002), Co-Chairman (April 1999-April 2001), Chairman & CEO (June 1998-April 1999), Tristate Holdings Ltd.	—

Lawrence F. Weber (71)† 156 Ide Rd. Williamstown, MA 01267	Director	1995	Independent Consultant (1993-present)	—

M. Christopher Canavan, Jr. (65)† 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-present); Partner, PricewaterhouseCoopers LLP (Coopers & Lybrand) (1972-1999)	Director and Chairman of the Audit Committee, Bruker Biosciences, Inc. (2000-present).
Anthony Kai Yiu Lo (54)† 1201 Sun Hung Kai Centre 30 Harbor Road Wanchai Hong Kong, China	Director	2003	Founder and Director (August 2004-present) and Founder and Managing Director, Advantage Ltd. (1999-August 2004); Vice Chairman, ABN Amro HG Asia Ltd. (1998-1999)	Member of Listing Committee, Stock Exchange of Hong Kong Ltd. (1996-present).

	Position(s)		Principal Occupation(s)	Other Directorships in
Name, Address,	Held with	Director	or Employment	Publicly-Held
and Age	Fund	Since	During Past Five Years	Companies or Funds

Independent Nominees

Harvey Chang (53)† 19 F, No. 172-1, Sec. 2 Ji-Lung Rd. Taipei, Taiwan, ROC 106	None	—	President and Chief Executive Officer, Taiwan Cellular Corporation (September 2003-present); Senior Vice President and Chief Financial Officer, Taiwan Semiconductor Manufacturing Company (February 1998-September 2003)	—
Christina Liu (49)† Suite 316, No. 3-1 Jinan Rd. Taipei, Taiwan, ROC	None	—	Consultative Board Member, Commission on Economic Planning and Development, Executive Yuan, Taiwan, ROC (1996-present); Consultative Board Member, Central Deposit Insurance Corporation, Taiwan, ROC (1996-2002)	Director, Taiwan Stock Exchange (1995-2002).
Interested Current Directors

*Benny T. Hu (55)† 30 F, 99 Tun Hwa South Road, Section 2nd Taipei, Taiwan, ROC	President and Director	1993	Chairman, China Development Industrial Bank (June 2003-May 2004); Chairman, China Development Asset Management Corp. (June 2001-May 2004); Ambassador-at- Large, Republic of China (May 2001-present)	Director, USI Far East Corp. (2004-present); Supervisor, China Steel Corp. (2004-present); Supervisor, Winbond Electronics Corp. (2002-present); Director, China Development Financial Holding Corp. (June 2001-May 2004); Director, Yangming Marine Transport Corp. (2001-present).

	Position(s)		Principal Occupation(s)	Other Directorships in
Name, Address,	Held with	Director	or Employment	Publicly-Held
and Age	Fund	Since	During Past Five Years	Companies or Funds

Interested Nominees

*Blair Pickerell (48)† Chief Executive, Asia-Pacific HSBC Asset Management (Hong Kong) Limited Level 22, HSBC Main Building 1 Queen’s Road Central Hong Kong, China	None	—	Chairman, HSBC Asset Management (Taiwan) Ltd. (May 2003- present); Chief Executive Officer, Asia-Pacific, HSBC Asset Management Limited group of entities in Asia Pacific (May 2003-present); Managing Director, Capital Holdings Limited (January 2003-May 2003); Managing Director, JF Asset Management Limited (August 1999-December 2002)	—

Officers

*Adelina Louie (38) 99 Tun Hwa South Road Section 2 Taipei, Taiwan, ROC	Secretary, Treasurer and Chief Compliance Officer	—	Chief Operating Officer, HSBC Asset Management (Taiwan) Ltd. (March 2004-present); Area Commercial Manager, HSBC (U.K.) Ltd. (February 2003-March 2004); Senior Vice President, Custody & Clearing, HSBC (Indonesia) Limited (June 2002- February 2003); Vice President, Custody & Clearing, HSBC (Philippines) Ltd. (May 2000-June 2002)	—
Leonard B. Mackey, Jr. (54) Clifford Chance US LLP 31 West 52nd Street New York, NY 10019	Assistant Secretary	—	Partner, Clifford Chance US LLP and its predecessor firms (since 1983)	—

†	Nominee for director.

*	Director, nominee or officer is considered to be an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Adviser. Mr. Hu is considered to be an interested person because he is the President of the Fund. Mr. Pickerell and Ms. Louie are considered to be interested persons because of their affiliations with the Adviser.

     The Fund’s Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Messrs. Rogers and Wang.

      The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock Exchange, Inc. (“NYSE”) listing standards) and not interested persons of the Fund and its actions are governed by the Fund’s Audit Committee Charter. The current members of the Audit Committee are Messrs. Dean, Rogers, Tang, Wang, Weber, Canavan and Lo. The Audit Committee convened four times during the fiscal year ended August 31, 2004.

      The Fund’s Board of Directors has a Nominating Committee which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating Committee does not consider nominees recommended by the security holders. The Board believes that it is appropriate for the Company to not have such a policy because the Committee has not previously received any director candidate recommendations from a non-director stockholder. The Fund’s Nominating Committee is composed of directors who are not interested persons of the Fund, as independence for nominating committee membership is defined in the NYSE listing standards, and its actions are governed by the Fund’s Nominating Committee Charter, attached hereto as Exhibit A. The current members of the Nominating Committee are Messrs. Dean, Tang and Weber. The Nominating Committee convened three times during the fiscal year ended August 31, 2004.

      Persons recommended by the Fund’s Nominating Committee as candidates for nomination as directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. The three new nominees listed on the proxy card were nominated by the Nominating Committee.

      The Fund’s Board of Directors has a Fair Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund is valued appropriately, objectively and timely, reflecting current market conditions. The Fund’s Fair Valuation Committee is composed of directors who are not interested persons of the Fund. The current members of the Fair Valuation Committee are Messrs. Canavan, Lo and Weber. The Fair Valuation Committee did not meet during the fiscal year ended August 31, 2004.

      The Board of Directors of the Fund held four regular meetings and three special meetings during the fiscal year ended August 31, 2004. For the fiscal year ended

August 31, 2004, each current director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such director was a member of the Board. For annual or special stockholder meetings, directors may but are not required to attend the meetings; and for the Fund’s last annual stockholder meeting, two Directors attended the meeting.

Stockholder Communications

      Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to that Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Ownership of Securities

      The following table sets forth information regarding the ownership of securities in the Fund by directors and nominees for director as of December 2, 2004.

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen or
to be Overseen by
Director or Nominee in
Name of Director	Dollar Range of Equity	Family of Investment
or Nominee	Securities in the Fund	Companies

Current Directors
Shao-Yu Wang	None	None
Benny T. Hu	None	None
David Dean	$1-10,000	$1-10,000
Lawrence J. Lau	None	None
Joe O. Rogers	$10,000-$50,000	$10,000-$50,000
Jack C. Tang	None	None
Lawrence Weber	None	None
M. Christopher Canavan, Jr.	None	None
Anthony Kai Yiu Lo	None	None
Nominees
Harvey Chang	None	None
Christina Liu	None	None
Blair Pickerell	None	None

      No director or nominee for election as director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Transactions with and Remuneration of Officers and Directors

      The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser was $480,851 during the fiscal year ended August 31, 2004. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of $10,000 plus $2,000 for each directors’ meeting and committee meeting attended in person, and $1,000 for each meeting attended by telephone.

      The Adviser pays the compensation and certain expenses of Ms. Adelina Louie, an employee of the Adviser who serves as Secretary, Treasurer and Chief Compliance Officer of the Fund. Ms. Louie may participate in the advisory fees paid by the Fund to the Adviser, although the Fund makes no direct payments to her.

      Mr. Lawrence J. Lau served as a consultant to the Adviser and received a monthly fee of approximately $2,500 for his consulting services until August 31, 2004. Mr. Lau’s status as a consultant to the Adviser does not render him an “interested person” of the Fund or the Adviser under the 1940 Act.

      The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2004, as well as the total compensation earned by each director from the Fund and other funds advised by the Adviser or its affiliates (collectively, the “Fund Complex”).

		Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	From Fund and
	Compensation	As Part of Fund	Benefits Upon	Fund Complex
Name of Person	From Fund(1)	Expenses	Retirement	Paid to Directors(2)

Shao-Yu Wang	$32,000	—	—	$32,000
Benny T. Hu	$24,000	—	—	$24,000
David Dean	$36,000	—	—	$36,000
Lawrence J. Lau	$26,000	—	—	$26,000
Joe O. Rogers	$38,000	—	—	$38,000
Jack C. Tang	$31,000	—	—	$31,000
Lawrence Weber	$35,000	—	—	$35,000
M. Christopher Canavan, Jr.	$37,000	—	—	$37,000
Anthony Kai Yiu Lo	$37,000	—	—	$37,000

(1)	Includes all compensation paid to directors by the Fund. The Fund’s directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2)	There are currently 23 funds in the Fund Complex.

Required Vote

      The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld and broker non-votes will have no effect on the outcome of the elections.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NINE NOMINEES FOR DIRECTORS.

Audit Committee Report

      The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2004 with management, the Adviser and KPMG LLP, the Fund’s independent registered public accounting firm (“KPMG”), and has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with KPMG its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2004 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Joe Rogers, Chairman of the Audit Committee
David Dean, Member of the Audit Committee
Jack Tang, Member of the Audit Committee
Shao-Yu Wang, Member of the Audit Committee
Lawrence Weber, Member of the Audit Committee
M. Christopher Canavan, Jr., Member of the Audit Committee
Anthony Lo, Member of the Audit Committee

      The Fund’s Board of Directors has adopted a written Charter for the Audit Committee.

      The members of the Audit Committee are independent (as independence is defined in Sections 303.01(B)(2)(a) and (3) of the NYSE listing standards).

Independent Registered Public Accounting Firm

      KPMG serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. KPMG also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of KPMG are expected to be available via telephone at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

      Audit Fees. The aggregate fees billed by KPMG in connection with the annual audits of the Fund for the fiscal years ended August 31, 2004 and 2003 were $47,500 and $45,000, respectively.

      Audit-Related Fees. The aggregate fees billed by KPMG for audit-related services in the amount of $27,500 for the year ended August 31, 2004 were related to the performance of agreed-upon procedures on the Fund’s performance results as published monthly reports on the Fund’s website and on the Fund’s semi-annual financial statements. The aggregate fees billed for audit-related services in the amount of $5,000 for the year ended August 31, 2003 were related to the performance of agreed-upon procedures on the Fund’s semi-annual financial statements.

      Tax Fees. The aggregate fees billed by KPMG for professional services rendered by KPMG for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal years ended August 31, 2004 and 2003 were $10,500 and $9,500, respectively.

      All Other Fees. There were no other fees billed by KPMG for services rendered to the Fund for the fiscal years ended August 31, 2004 and 2003.

      Audit Committee Pre-approval. The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and the tax services described above for which KPMG billed the Fund fees for the fiscal years ended August 31, 2004 and 2003 were pre-approved by the Audit Committee.

      KPMG did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2004 and 2003.

Security Ownership of Certain Beneficial Owners

      Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of December 10, 2004. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

	Name and Address of	Amount and Nature of	Percent
Title of Class	Beneficial Owner	Beneficial Ownership	of Class*

Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	Has sole power to vote and dispose of 1,590,500 shares.	9.8%

Common Stock	City of London Investment Management 10 Eastcheap London EN EC3M 1LX, England	Has sole power to vote and dispose of 1,519,737 shares.	9.29%

*	Percentages are based on the number of outstanding shares of the Fund as of December 10, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires that the Fund’s executive officers and directors, and beneficial owners of more than 10% of any class of equity security registered pursuant to Section 12 of the Exchange Act, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Company, the Company believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

Miscellaneous

      Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Georgeson Shareholder Communications Inc. to assist in the proxy solicitation. The cost of their services is estimated at $5,000, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson Shareholder Communications Inc. in person, by telephone, by facsimile, or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

      No business other than as set forth herein is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

Stockholder Proposals

      In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2006 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., 225 Franklin Street, Boston, Massachusetts 02110) not later than August 19, 2005. Any stockholder who desires to bring a proposal at the Fund’s 2005 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110), not before October 29, 2005 and not later than November 28, 2005.

By order of the Board of Directors,

ADELINA LOUIE
Secretary

225 Franklin Street
Boston, Massachusetts 02110

December 23, 2004

APPENDIX A

THE TAIWAN FUND, INC.

NOMINATING COMMITTEE CHARTER

Purpose of Committee

      The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of The Taiwan Fund, Inc. (the “Fund”) is to recommend individuals to the Board for nomination as members of the Board and its committees. The Committee shall report to the Board on a regular basis and not less than once a year.

Committee Membership

      The Committee shall consist solely of three or more members of the Board, each of whom is, in the business judgment of the Board, “independent” under the rules of the New York Stock Exchange, Inc. (the “NYSE”) and “non-interested” under the Investment Company Act of 1940.

      Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. In appointing members of the Committee, the Board will take into consideration such factors as it deems appropriate including, but not limited to, judgment, skill, business experience and diversity.

Committee Structure and Operations

      The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Committee shall meet in person or telephonically at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson. The Committee may request members of management or others to attend meetings and provide pertinent information as necessary.

Committee Duties and Responsibilities

      The following are the duties and responsibilities of the Committee:

1. Make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board.

2. Identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the NYSE and the Securities and Exchange Commission (the “SEC”) to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. In the event the Fund is legally required, by contract or otherwise, to provide a third party with the ability to nominate a director, the selection and nomination of such director need not be subject to the Committee’s review.

3. Identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee, the interplay of the candidate’s experience with the experience of other committee members, requirements of the NYSE for independent members to serve on the Fund’s audit and compensation committees and the Committee, and requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee.

4. To periodically review director and committee member compensation and recommend any appropriate changes in compensation to the Board.

5. To fulfill any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

Performance Evaluation

      The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Delegation to Subcommittee

      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund. The Committee shall have the sole authority to select and retain a consultant or search firm, to terminate any consultant or search firm retained by it, and to approve the consultant or search firm’s fees and other retention terms.

PROXY	PROXY

THE TAIWAN FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS — JANUARY 28, 2005

     The undersigned hereby appoints Lawrence F. Weber, Adelina Louie and Leonard B. Mackey, Jr., and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the Ritz Carlton San Francisco, 600 Stockton Street, San Francisco, California 94108, on Friday, January 28, 2005 at 2:00 p.m., San Francisco time, and at any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated December 20, 2004.

     UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED’S VOTE WILL BE CAST FOR ITEM (1).

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE
AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

FRONT OF PROXY CARD

THE TAIWAN FUND, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

☑	PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

THE TAIWAN FUND, INC.

1. The election of directors.

NOMINEES:	(01) M. Christopher Canavan, Jr., (02) Harvey Chang, (03) Benny T. Hu,
     (04) Christina Liu, (05) Anthony Kai Yiu Lo, (06) Blair Pickerell, (07)
Joe O. Rogers, (08) Shao-Yu Wang and (09) Lawrence F. Weber

FOR ALL NOMINEES ☐	☐ WITHHELD FROM ALL NOMINEES	For all nominees except as noted above ☐

2. In their discretion on any other business which may properly come before the meeting or at any adjournments thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card.	☐

Date:
Please be sure to sign and date this Proxy.

Stockholder sign here	Co-owner sign here

RECORD DATE SHARES:

BACK OF CARD